UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 12, 2026
Date of Report (Date of earliest event reported)
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Vestis Corporation
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-41783	92-2573927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1035 Alpharetta Street, Suite 2100,
Roswell, Georgia		30075
(Address of Principal Executive Offices)		(Zip Code)
(470) 226-3655
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	VSTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated Offer Letter and Employment Agreement with Adam K. Bowen

On June 12, 2026, Vestis Corporation, a Delaware corporation (the "Company"), entered into a second amended and restated offer letter (the "Second Amended Offer Letter") and a Second Amended and Restated Agreement Relating to Employment and Post-Employment Competition (the "Second Amended Employment Agreement" and, together with the Second Amended Offer Letter, the "Second Amended Employment Documents") with Adam K. Bowen, the Company's Interim Chief Financial Officer, in connection with his continued service in that role. The Second Amended Employment Documents supersede and replace in their entirety Mr. Bowen's amended offer letter dated December 15, 2025, the Amended Vestis Offer Summary attached thereto, and the Amended and Restated Agreement Relating to Employment and Post-Employment Competition dated December 16, 2025.

The Second Amended Employment Documents, among other things, amend Mr. Bowen's compensatory and employment arrangements as follows:

•Compensation. Mr. Bowen's annual base salary remains $400,000 and his target annual bonus opportunity under the Company's Management Incentive Bonus Plan ("MIB") remains 35% of base salary.

•FY2026 Pro-Rata MIB. If Mr. Bowen's employment is terminated by the Company other than for “cause" (as defined in the Second Amended Employment Agreement) or by Mr. Bowen in a Qualifying Resignation (as defined below) prior to the end of fiscal 2026, Mr. Bowen will be entitled to receive a pro-rata portion of the MIB payout for fiscal 2026 based on the number of days he is employed during fiscal 2026. If such termination occurs following the end of fiscal 2026 but prior to the MIB payment date, Mr. Bowen will be entitled to receive the full MIB payout for fiscal 2026. In either case, payment will be made on the regular MIB payment date for fiscal 2026, but not later than December 31, 2026. A “Qualifying Resignation” means a termination of Mr. Bowen’s employment with the Company initiated by Mr. Bowen (i) at least 30 days after another person is appointed as the permanent Chief Financial Officer of the Company or (ii) after the Company files its Annual Report on Form 10-K for fiscal year 2026 with the Securities and Exchange Commission.

•Discretionary Cash Awards. The obligation to repay the one-time discretionary cash award of $100,000 that Mr. Bowen received in December 2025 has been waived. In addition, Mr. Bowen will receive a one-time discretionary cash award of $100,000 payable in June 2026, along with additional one-time discretionary cash awards of $100,000 in respect of each three-month period following June 1, 2026, if no permanent Chief Financial Officer has been appointed, and become effective during such period, and Mr. Bowen has remained employed through the end of such period. Mr. Bowen will also receive an additional $100,000 discretionary cash award if he has not been appointed as the permanent Chief Financial Officer and remains employed through the earlier of (a) the 30th day following the effective date of the appointment of a permanent Chief Financial Officer or (b) the date of filing of the Company's Annual Report on Form 10-K for fiscal 2026. Each discretionary cash award will be subject to the terms of the Company's Incentive Compensation Recoupment Policy but shall not otherwise be subject to forfeiture or repayment after receipt.

•Amendment to LTI Equity Awards. Following the termination of Mr. Bowen's employment (i) by the Company without “cause” prior to the date the Company appoints a permanent Chief Financial Officer, or (ii) by Mr. Bowen in a Qualifying Resignation, unless otherwise agreed by Mr. Bowen and the Company in a subsequent written agreement, all unvested time-vested restricted stock unit grants held by Mr. Bowen shall remain outstanding and shall become vested and non-forfeitable on the originally scheduled vesting dates.

•Title and Position. If Mr. Bowen is not selected for the permanent Chief Financial Officer position, his position will revert to Vice President, Financial Planning & Analysis on the effective date of the appointment of the new Chief Financial Officer, and thereafter he will report directly to the Executive Vice President and Chief Financial Officer. In such event, the terms of the Second Amended Employment Documents (with the exception of the designated Title, Level and Reporting structure) will remain in effect, unless replaced by a subsequent written agreement between Mr. Bowen and the Company.

•Restrictive Covenants and Other Terms. Mr. Bowen remains subject to customary restrictive covenants, and to the Company's clawback and recoupment policies. In addition, Mr. Bowen's entitlement to all post-termination payments and benefits under the Second Amended Employment Documents is subject to his continued compliance with the restrictive covenants contained in the Second Amended Employment Agreement, and the Company reserves the right to terminate all such payments and benefits if Mr. Bowen violates any such covenants.

The foregoing description of the Second Amended Employment Documents is not complete and is qualified in its entirety by reference to the full text of the Second Amended Offer Letter and the Second Amended Employment Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Offer Letter, dated June 12, 2026, by and between Vestis Corporation and Adam K. Bowen.
10.2	Second Amended and Restated Agreement Relating to Employment and Post-Employment Competition, dated June 12, 2026, by and between Vestis Services, LLC and Adam K. Bowen.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vestis Corporation

Date:	June 15, 2026	By:	/s/ André C. Bouchard
		Name:	André C. Bouchard
		Title:	Executive Vice President, Chief Legal Officer, General Counsel and Secretary